Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information as of December 31, 2009

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Years Ended
	December 31,			December 31,
	2009	2008	Change	2009	2008	Change

Gross premiums written	$718,712	$825,465	(12.9)%	$3,592,931	$3,669,076	(2.1)%

Net premiums written	$519,087	$615,574	(15.7)%	$2,763,112	$2,805,726	(1.5)%

Net premiums earned	$708,538	$698,514	1.4%	$2,842,745	$2,845,454	(0.1)%

Underwriting income (loss)	$79,218	$(7,657)	NM	$336,066	$143,603	134.0%

Net investment income	$93,551	$111,745	(16.3)%	$390,131	$468,080	(16.7)%
Per diluted share	$1.56	$1.86	(16.1)%	$6.30	$7.22	(12.7)%

Net income (loss) available to common shareholders	$284,696	$(142,972)	NM	$851,101	$265,122	221.0%
Per diluted share	$4.75	$(2.38)	NM	$13.74	$4.09	235.9%

After-tax operating income available to common shareholders (1)	$159,431	$85,934	85.5%	$651,805	$537,386	21.3%
Per diluted share	$2.66	$1.43	86.0%	$10.53	$8.29	27.0%

Comprehensive income (loss)	$207,903	$(94,813)	NM	$1,332,534	$(119,852)	NM

Cash flow from operations	$183,983	$166,101	10.8%	$992,647	$1,139,098	(12.9)%

Diluted weighted average common shares and common share equivalents outstanding	59,910,667	60,048,258	(0.2)%	61,927,132	64,789,052	(4.4)%

Underwriting ratios:
Loss ratio	57.9%	70.3%	(12.4)%	58.2%	65.0%	(6.8)%
Acquisition expense ratio	16.9%	17.5%	(0.6)%	17.2%	17.1%	0.1%
Other operating expense ratio	14.0%	13.4%	0.6%	12.7%	12.9%	(0.2)%
Combined ratio	88.8%	101.2%	(12.4)%	88.1%	95.0%	(6.9)%

Annualized operating return on average common equity	15.7%	10.9%	4.8%	18.3%	15.8%	2.5%

(1) See page 18, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008
Revenues
Gross premiums written	$718,712	$937,328	$911,920	$1,024,971	$825,465	$903,533	$886,926	$1,053,152	$828,160	$3,592,931	$3,669,076

Net premiums written	$519,087	$727,308	$693,854	$822,863	$615,574	$692,692	$686,118	$811,342	$577,666	$2,763,112	$2,805,726
Decrease (increase) in unearned premiums	189,451	7,077	5,404	(122,299)	82,940	40,339	19,557	(103,108)	134,550	79,633	39,728
Net premiums earned	708,538	734,385	699,258	700,564	698,514	733,031	705,675	708,234	712,216	2,842,745	2,845,454
Net investment income	93,551	100,213	100,485	95,882	111,745	117,022	117,120	122,193	120,807	390,131	468,080
Net realized gains (losses)	89,901	70,638	(11,793)	(5,164)	(27,704)	(23,001)	(1,920)	48,686	38,463	143,582	(3,939)

Other-than-temporary impairment losses	(4,846)	(7,860)	(37,381)	(97,422)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(147,509)	(181,162)
Less investment impairments recognized in other										—	—
comprehensive income, before taxes	353	3,217	16,518	61,288	—	—	—	—	—	81,376	—
Net impairment losses recognized in earnings	(4,493)	(4,643)	(20,863)	(36,134)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(66,133)	(181,162)

Fee income	894	826	817	925	1,456	944	1,238	1,068	1,866	3,462	4,706
Equity in net income (loss) of investment funds accounted for using the equity method	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	167,819	(178,608)
Other income	5,428	5,687	4,950	3,951	211	3,067	4,968	4,036	5,483	20,016	12,282
Total revenues	926,210	976,225	848,744	750,443	534,906	746,799	835,915	849,193	858,198	3,501,622	2,966,813

Expenses
Losses and loss adjustment expenses	410,360	444,914	398,858	400,542	490,816	548,886	404,625	404,417	395,751	1,654,674	1,848,744
Acquisition expenses	120,549	122,739	123,814	126,458	123,231	133,413	119,226	114,639	111,702	493,560	490,509
Other operating expenses	105,985	99,743	99,294	87,116	100,385	95,652	102,578	97,187	101,275	392,138	395,802
Interest expense	7,015	6,001	5,712	5,712	6,285	6,241	5,788	5,524	5,523	24,440	23,838
Net foreign exchange (gains) losses	(9,051)	19,755	53,658	(25,205)	(51,479)	(68,395)	(298)	23,587	4,121	39,157	(96,585)
Total expenses	634,858	693,152	681,336	594,623	669,238	715,797	631,919	645,354	618,372	2,603,969	2,662,308

Income (loss) before income taxes	291,352	283,073	167,408	155,820	(134,332)	31,002	203,996	203,839	239,826	897,653	304,505

Income tax expense (benefit)	195	2,205	8,818	9,490	2,179	(1,849)	5,253	7,956	(1,044)	20,708	13,539

Net Income (Loss)	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	876,945	290,966

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	25,844	25,844

Net income (loss) available to common shareholders	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$851,101	$265,122

Net income (loss) per common share
Basic	$4.96	$4.56	$2.52	$2.32	$(2.38)	$0.44	$3.05	$2.90	$3.44	$14.29	$4.27
Diluted (1)	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$13.74	$4.09

Weighted average common shares and common share equivalents outstanding
Basic	57,379,974	60,156,219	60,417,391	60,313,550	60,048,258	60,109,932	62,995,550	65,295,516	68,074,208	59,560,361	62,101,203
Diluted (1)	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	61,927,132	64,789,052

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents for such period do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$9,391,926	$9,265,961	$8,944,110	$8,540,653	$8,122,221	$7,544,831	$7,746,296	$7,591,695	$7,137,998
Short-term investments available for sale, at market value	571,489	706,157	660,859	749,708	479,586	863,783	645,587	631,285	699,036
Investment of funds received under securities lending agreements, at market value (1)	91,160	252,500	309,000	378,071	473,766	530,676	762,879	913,575	1,084,906
TALF investments, at market value (2)	250,265	250,517	—	—	—	—	—	—	—
Other investments	172,172	154,526	115,260	104,988	109,601	142,146	295,638	316,252	353,694
Investment funds accounted for using the equity method	391,869	376,381	370,165	293,452	301,027	384,139	351,879	294,379	235,975
Total investments	10,868,881	11,006,042	10,399,394	10,066,872	9,486,201	9,465,575	9,802,279	9,747,186	9,511,609

Cash	334,571	385,149	336,693	244,037	251,739	239,097	246,544	258,680	239,915
Accrued investment income	70,673	77,762	70,854	65,365	78,052	82,218	76,313	73,686	73,862
Investment in joint venture	102,855	101,473	100,656	101,143	98,341	98,951	100,000	—	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	212,820	609,334	559,385	559,691	728,065	905,546	890,822	1,190,086	1,463,045
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	115,839	358,996	247,473	172,750	256,428	403,121	155,328	315,293	418,817
Premiums receivable	595,030	697,806	735,969	720,724	628,951	738,694	859,261	880,946	729,628
Unpaid losses and loss adjustment expenses recoverable	1,659,500	1,709,756	1,740,248	1,710,781	1,729,135	1,656,848	1,586,201	1,652,117	1,609,619
Paid losses and loss adjustment expenses recoverable	60,770	58,588	53,432	76,312	63,294	105,491	113,439	110,962	132,289
Prepaid reinsurance premiums	277,985	283,290	283,488	274,578	303,707	335,210	364,226	419,046	480,462
Deferred acquisition costs, net	280,372	303,826	307,896	313,973	295,192	310,916	319,732	311,364	290,059
Receivable for securities sold	187,171	998,431	1,192,659	1,191,896	105,073	1,099,000	1,053,379	671,354	17,359
Other assets	609,323	592,701	613,788	594,165	592,367	690,135	713,978	723,755	657,603
Total Assets	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267

Liabilities
Reserve for losses and loss adjustment expenses	$7,873,412	$7,879,586	$7,809,034	$7,709,317	$7,666,957	$7,569,543	$7,349,083	$7,319,141	$7,092,452
Unearned premiums	1,433,331	1,627,519	1,632,989	1,617,431	1,526,682	1,653,855	1,735,371	1,810,324	1,765,881
Reinsurance balances payable	156,500	159,898	158,974	146,981	138,509	214,550	254,830	322,280	301,309
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	100,000	—	—
TALF borrowings, at market value (2)	217,565	219,843	—	—	—	—	—	—	—
Securities lending payable	219,116	625,706	574,014	574,337	753,528	950,327	918,207	1,228,868	1,503,723
Payable for securities purchased	136,381	1,197,411	1,432,395	1,433,732	123,309	1,138,117	1,064,224	710,994	23,155
Other liabilities	616,136	612,369	604,561	580,093	574,595	687,700	673,554	658,324	601,936
Total Liabilities	11,052,441	12,722,332	12,611,967	12,461,891	11,183,580	12,614,092	12,395,269	12,349,931	11,588,456

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130	130	130
Common shares	548	595	610	605	605	602	619	646	673
Additional paid-in capital	578,336	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667
Retained earnings	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117
Accumulated other comprehensive income (loss), net of deferred income tax	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224
Total Shareholders’ Equity	4,323,349	4,460,822	4,029,968	3,630,396	3,432,965	3,516,710	3,886,233	4,004,544	4,035,811
Total Liabilities and Shareholders’ Equity	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267

Common shares outstanding (3)	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466

Book value per common share	$73.01	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12

(1) The Company’s collateral received under securities lending agreements is invested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) securities purchased under agreements to resell, which are collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements.”

(2) See page 14 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	595	610	605	605	602	619	646	673	691	605	673
Common shares issued, net	4	1	5	0	3	1	2	0	2	10	6
Purchases of common shares under share repurchase program	(51)	(16)	(0)	(0)	—	(18)	(29)	(27)	(20)	(67)	(74)
Balance at end of period	548	595	610	605	605	602	619	646	673	548	605

Additional Paid-in Capital
Balance at beginning of period	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	994,585	1,451,667
Common shares issued	1,173	0	2,557	0	996	0	3,511	0	2,172	3,730	4,507
Exercise of stock options	12,380	2,905	705	528	10,593	4,146	5,324	3,749	3,505	16,518	23,812
Common shares retired	(358,611)	(98,632)	(2,483)	(3,760)	(39)	(123,510)	(201,498)	(190,278)	(136,357)	(463,486)	(515,325)
Amortization of share-based compensation	6,199	6,576	9,949	4,318	5,974	6,792	12,911	4,600	5,053	27,042	30,277
Other	(9)	40	(830)	746	2	(5)	(433)	83	10	(53)	(353)
Balance at end of period	578,336	917,204	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	578,336	994,585

Retained Earnings
Balance at beginning of period	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	2,693,239	2,428,117
Cumulative effect of change in accounting principle (1)	—	—	—	61,469	—	—	—	—	—	61,469	—
Balance at beginning of period, as adjusted	3,321,113	3,046,706	2,894,577	2,754,708	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	2,754,708	2,428,117
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net income (loss)	291,157	280,868	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	876,945	290,966
Balance at end of period	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	3,605,809	2,693,239

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(255,594)	155,224
Cumulative effect of change in accounting principle (1)	—	—	—	(61,469)	—	—	—	—	—	(61,469)	—
Balance at beginning of period, as adjusted	221,780	(23,793)	(261,333)	(317,063)	(297,292)	(13,973)	116,408	155,224	102,982	(317,063)	155,224
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(83,840)	248,581	241,588	119,277	64,976	(271,231)	(131,446)	(37,577)	54,354	525,606	(375,278)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(353)	(3,217)	(16,518)	(61,288)	—	—	—	—	—	(81,376)	—
Foreign currency translation adjustments, net of deferred income tax	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	11,359	(35,540)
Balance at end of period	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	138,526	(255,594)

Total Shareholders’ Equity	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$4,323,349	$3,432,965

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

Comprehensive Income (Loss)
Net income (loss)	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$876,945	$290,966
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	(8,954)	300,733	219,648	62,757	(69,067)	(386,052)	(139,831)	12,707	80,187	574,184	(582,243)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(353)	(3,217)	(16,518)	(61,288)	—	—	—	—	—	(81,376)	—
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(74,886)	(52,152)	21,940	56,520	134,043	114,821	8,385	(50,284)	(25,833)	(48,578)	206,965
Foreign currency translation adjustments	939	209	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	11,359	(35,540)
Other comprehensive income (loss)	(83,254)	245,573	237,540	55,730	41,698	(283,319)	(130,381)	(38,816)	52,242	455,589	(410,818)
Comprehensive Income (Loss)	$207,903	$526,441	$396,130	$202,060	$(94,813)	$(250,468)	$68,362	$157,067	$293,112	$1,332,534	$(119,852)

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

Operating Activities
Net income (loss)	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$876,945	$290,966
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(70,680)	(70,612)	11,831	5,620	28,383	23,916	2,955	(46,502)	(38,463)	(123,841)	8,752
Net impairment losses included in earnings	4,493	4,643	20,863	36,134	75,169	82,533	10,749	12,711	19,731	66,133	181,162
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(37,819)	(74,985)	(80,662)	10,428	173,955	(1,336)	(24,286)	18,277	(4,577)	(183,038)	166,610
Share-based compensation	6,199	6,576	9,949	4,318	5,974	6,792	12,911	4,600	5,053	27,042	30,277
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	50,992	79,701	5,151	83,763	226,284	153,860	95,859	182,498	114,883	219,607	658,501
Unearned premiums, net of prepaid reinsurance premiums	(188,951)	(6,983)	(4,775)	120,867	(75,899)	(51,494)	(20,133)	105,497	(133,360)	(79,842)	(42,029)
Premiums receivable	99,023	41,108	(916)	(94,777)	18,896	115,653	21,679	(148,197)	174,098	44,438	8,031
Deferred acquisition costs, net	23,636	4,356	8,513	(18,933)	10,955	9,229	(8,491)	(21,319)	11,940	17,572	(9,626)
Reinsurance balances payable	(1,467)	(85)	6,187	11,278	(31,791)	(74,317)	(67,451)	19,677	(35,429)	15,913	(153,882)
Other liabilities	(26,439)	(5,849)	5,189	2,802	(131,774)	2,140	7,791	40,490	(4,721)	(24,297)	(81,353)
Other items, net	33,839	31,381	83,822	(13,027)	2,460	82,362	25,937	(29,070)	(17,155)	136,015	81,689
Net Cash Provided By Operating Activities	183,983	290,119	223,742	294,803	166,101	382,189	256,263	334,545	332,870	992,647	1,139,098

Investing Activities
Purchases of:
Fixed maturity investments	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)	(6,221,128)	(3,878,230)	(3,253,015)	(4,055,468)	(6,097,998)	(21,270,266)	(17,407,841)
Other investments	(220,068)	(8,528)	(9,681)	(22,670)	(254,729)	(38,036)	(40,837)	(146,815)	(313,388)	(260,947)	(480,417)
Proceeds from the sales of:
Fixed maturity investments	5,054,102	6,066,081	5,875,303	2,782,462	5,664,590	3,664,084	3,036,546	3,806,154	5,274,496	19,777,948	16,171,374
Other investments	236,009	48,085	(4,233)	24,027	224,466	146,388	24,098	65,226	141,697	303,888	460,178
Proceeds from the redemption of fixed maturity investments	146,480	261,604	208,276	168,758	137,665	127,312	180,437	136,932	149,535	785,118	582,346
Net (purchases) sales of short-term investments	129,070	(48,395)	143,819	(204,924)	312,038	(280,724)	(13,462)	74,201	653,433	19,570	92,053
Change in investment of securities lending collateral	406,590	(51,692)	323	179,191	196,799	(32,120)	310,661	274,855	(583,417)	534,412	750,195
Investment in joint venture	—	—	—	—	—	—	(100,000)	—	—	—	(100,000)
Purchases of furniture, equipment and other	(3,897)	(4,067)	(3,872)	(7,647)	(2,745)	(1,772)	(1,939)	(3,045)	(15,391)	(19,483)	(9,501)
Net Cash Provided By (Used For) Investing Activities	526,467	(412,107)	(126,185)	(117,935)	56,956	(293,098)	142,489	152,040	(791,033)	(129,760)	58,387

Financing Activities
Purchases of common shares under share repurchase program	(358,656)	(98,194)	—	(1,552)	—	(123,377)	(199,910)	(189,843)	(136,361)	(458,402)	(513,130)
Proceeds from common shares issued, net	9,194	2,152	308	(1,688)	10,497	3,334	5,510	2,540	4,859	9,966	21,881
Revolving credit agreement borrowings	—	—	—	—	—	—	100,000	—	—	—	100,000
Proceeds from (repayments of) TALF borrowings	(1,103)	219,843	—	—	—	—	—	—	—	218,740	—
Change in securities lending collateral	(406,590)	51,692	(323)	(179,191)	(196,799)	32,120	(310,661)	(274,855)	583,417	(534,412)	(750,195)
Other	4,816	88	(1,291)	742	698	502	616	660	634	4,355	2,476
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,844)	(25,844)
Net Cash Provided By (Used For) Financing Activities	(758,800)	169,120	(7,767)	(188,150)	(192,065)	(93,882)	(410,906)	(467,959)	446,088	(785,597)	(1,164,812)

Effects of exchange rate changes on foreign currency cash	(2,228)	1,324	2,866	3,580	(18,350)	(2,656)	18	139	1,186	5,542	(20,849)

Increase (decrease) in cash	(50,578)	48,456	92,656	(7,702)	12,642	(7,447)	(12,136)	18,765	(10,889)	82,832	11,824
Cash beginning of period	385,149	336,693	244,037	251,739	239,097	246,544	258,680	239,915	250,804	251,739	239,915
Cash end of period	$334,571	$385,149	$336,693	$244,037	$251,739	$239,097	$246,544	$258,680	$239,915	$334,571	$251,739

Income taxes paid (received), net	$5,021	$4,234	$19,887	$2,231	$(994)	$7,124	$2,723	$2,510	$746	$31,373	$11,363
Interest paid	$12,556	$529	$11,312	$184	$11,802	$724	$11,259	$0	$11,025	$24,581	$23,785

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of eleven specialty product lines: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended December 31, 2009 and 2008

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2009			December 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$563,087	$159,229	$718,712	$564,570	$266,165	$825,465
Net premiums written	369,704	149,383	519,087	367,223	248,351	615,574

Net premiums earned	$426,649	$281,889	$708,538	$398,355	$300,159	$698,514
Fee income	883	11	894	811	645	1,456
Losses and loss adjustment expenses	(278,746)	(131,614)	(410,360)	(307,136)	(183,680)	(490,816)
Acquisition expenses, net	(60,926)	(59,623)	(120,549)	(54,498)	(68,733)	(123,231)
Other operating expenses	(75,144)	(24,161)	(99,305)	(71,819)	(21,761)	(93,580)
Underwriting income (loss)	$12,716	$66,502	79,218	$(34,287)	$26,630	(7,657)

Net investment income			93,551			111,745
Net realized gains (losses)			89,901			(27,704)
Net impairment losses recognized in earnings			(4,493)			(75,169)
Equity in net income (loss) of investment funds accounted for using the equity method			32,391			(174,147)
Other income			5,428			211
Other expenses			(6,680)			(6,805)
Interest expense			(7,015)			(6,285)
Net foreign exchange gains			9,051			51,479
Income (loss) before income taxes			291,352			(134,332)
Income tax expense			(195)			(2,179)

Net income (loss)			291,157			(136,511)
Preferred dividends			(6,461)			(6,461)
Net income (loss) available to common shareholders			$284,696			$(142,972)

Underwriting Ratios
Loss ratio	65.3%	46.7%	57.9%	77.1%	61.2%	70.3%
Acquisition expense ratio (2)	14.1%	21.2%	16.9%	13.5%	22.9%	17.5%
Other operating expense ratio	17.6%	8.6%	14.0%	18.0%	7.2%	13.4%
Combined ratio	97.0%	76.5%	88.8%	108.6%	91.3%	101.2%

Net premiums written to gross premiums written	65.7%	93.8%	72.2%	65.0%	93.3%	74.6%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Years Ended December 31, 2009 and 2008

(U.S. dollars in thousands)

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,512,127	$1,093,940	$3,592,931	$2,490,919	$1,201,903	$3,669,076
Net premiums written	1,704,284	1,058,828	2,763,112	1,657,603	1,148,123	2,805,726

Net premiums earned	$1,688,519	$1,154,226	$2,842,745	$1,675,089	$1,170,365	$2,845,454
Fee income	3,362	100	3,462	3,445	1,261	4,706
Losses and loss adjustment expenses	(1,139,415)	(515,259)	(1,654,674)	(1,194,528)	(654,216)	(1,848,744)
Acquisition expenses, net	(238,261)	(255,299)	(493,560)	(224,539)	(265,970)	(490,509)
Other operating expenses	(281,340)	(80,567)	(361,907)	(288,883)	(78,421)	(367,304)
Underwriting income (loss)	$32,865	$303,201	336,066	$(29,416)	$173,019	143,603

Net investment income			390,131			468,080
Net realized gains (losses)			143,582			(3,939)
Net impairment losses recognized in earnings			(66,133)			(181,162)
Equity in net income (loss) of investment funds accounted for using the equity method			167,819			(178,608)
Other income			20,016			12,282
Other expenses			(30,231)			(28,498)
Interest expense			(24,440)			(23,838)
Net foreign exchange gains (losses)			(39,157)			96,585
Income before income taxes			897,653			304,505
Income tax expense			(20,708)			(13,539)

Net income			876,945			290,966
Preferred dividends			(25,844)			(25,844)
Net income available to common shareholders			$851,101			$265,122

Underwriting Ratios
Loss ratio	67.5%	44.6%	58.2%	71.3%	55.9%	65.0%
Acquisition expense ratio (2)	13.9%	22.1%	17.2%	13.2%	22.7%	17.1%
Other operating expense ratio	16.7%	7.0%	12.7%	17.2%	6.7%	12.9%
Combined ratio	98.1%	73.7%	88.1%	101.7%	85.3%	95.0%

Net premiums written to gross premiums written	67.8%	96.8%	76.9%	66.5%	95.5%	76.5%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$42,811	11.6%	$56,263	15.3%	$353,761	20.8%	$334,635	20.2%
Programs	60,685	16.4%	64,619	17.6%	274,735	16.1%	270,449	16.3%
Professional liability	60,109	16.3%	58,449	15.9%	235,892	13.8%	246,891	14.9%
Executive assurance	58,561	15.8%	54,028	14.7%	220,088	12.9%	193,602	11.7%
Construction	24,503	6.6%	31,989	8.7%	154,087	9.0%	165,490	10.0%
Casualty	23,037	6.2%	27,936	7.6%	103,546	6.1%	116,096	7.0%
National accounts casualty	16,553	4.5%	8,856	2.4%	79,088	4.6%	47,936	2.9%
Travel and accident	15,528	4.2%	12,436	3.4%	68,617	4.0%	61,986	3.7%
Surety	10,716	2.9%	12,704	3.5%	43,353	2.5%	50,376	3.0%
Healthcare	10,610	2.9%	11,161	3.0%	42,350	2.5%	44,596	2.7%
Other (1)	46,591	12.6%	28,782	7.9%	128,767	7.7%	125,546	7.6%
Total	$369,704	100.0%	$367,223	100.0%	$1,704,284	100.0%	$1,657,603	100.0%

Net premiums earned
Property, energy, marine and aviation	$91,549	21.5%	$76,586	19.2%	$338,430	20.0%	$333,777	19.9%
Programs	67,672	15.9%	66,462	16.7%	275,586	16.3%	257,110	15.3%
Professional liability	59,678	14.0%	58,195	14.6%	232,001	13.7%	256,192	15.3%
Executive assurance	56,764	13.3%	45,192	11.3%	212,962	12.6%	181,333	10.8%
Construction	36,800	8.6%	38,603	9.7%	163,079	9.7%	166,146	9.9%
Casualty	27,198	6.4%	35,251	8.8%	121,146	7.2%	153,200	9.1%
National accounts casualty	19,606	4.6%	10,924	2.7%	67,093	4.0%	42,102	2.5%
Travel and accident	16,580	3.9%	13,414	3.4%	66,127	3.9%	62,564	3.7%
Surety	11,448	2.7%	12,109	3.0%	49,219	2.9%	51,556	3.1%
Healthcare	9,886	2.3%	10,880	2.7%	43,947	2.6%	49,754	3.0%
Other (1)	29,468	6.8%	30,739	7.9%	118,929	7.1%	121,355	7.4%
Total	$426,649	100.0%	$398,355	100.0%	$1,688,519	100.0%	$1,675,089	100.0%

Net premiums written by client location
United States	$269,816	73.0%	$285,191	77.7%	$1,268,347	74.4%	$1,242,906	75.0%
Europe	58,462	15.8%	44,737	12.2%	267,093	15.7%	244,849	14.8%
Other	41,426	11.2%	37,295	10.1%	168,844	9.9%	169,848	10.2%
Total	$369,704	100.0%	$367,223	100.0%	$1,704,284	100.0%	$1,657,603	100.0%

Net premiums written by underwriting location
United States	$270,216	73.1%	$277,273	75.5%	$1,243,063	72.9%	$1,236,712	74.6%
Europe	82,845	22.4%	62,608	17.0%	384,363	22.6%	342,021	20.6%
Other	16,643	4.5%	27,342	7.5%	76,858	4.5%	78,870	4.8%
Total	$369,704	100.0%	$367,223	100.0%	$1,704,284	100.0%	$1,657,603	100.0%

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

Gross premiums written	$563,087	$673,986	$636,645	$638,409	$564,570	$678,338	$621,663	$626,348	$591,679	$2,512,127	$2,490,919
Net premiums written	$369,704	$473,676	$419,318	441,586	367,223	466,115	421,501	402,764	377,357	1,704,284	1,657,603

Net premiums earned	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$1,688,519	$1,675,089
Fee income	883	814	795	870	811	872	880	882	1,326	3,362	3,445
Losses and loss adjustment expenses	$(278,746)	$(303,304)	$(287,350)	(270,015)	(307,136)	(337,456)	(262,633)	(287,303)	(271,893)	(1,139,415)	(1,194,528)
Acquisition expenses, net	$(60,926)	$(60,964)	$(58,748)	(57,623)	(54,498)	(62,752)	(55,400)	(51,889)	(54,596)	(238,261)	(224,539)
Other operating expenses	$(75,144)	$(72,452)	$(70,836)	(62,908)	(71,819)	(71,861)	(71,566)	(73,637)	(68,677)	(281,340)	(288,883)
Underwriting income (loss)	$12,716	$7,413	$1,315	$11,421	$(34,287)	$(30,148)	$27,866	$7,153	$32,512	$32,865	$(29,416)

Underwriting Ratios
Loss ratio	65.3%	68.4%	68.8%	67.3%	77.1%	76.5%	63.0%	68.6%	63.8%	67.5%	71.3%
Acquisition expense ratio (1)	14.1%	13.6%	13.9%	14.1%	13.5%	14.0%	13.1%	12.2%	12.6%	13.9%	13.2%
Other operating expense ratio	17.6%	16.3%	17.0%	15.7%	18.0%	16.3%	17.2%	17.6%	16.1%	16.7%	17.2%
Combined ratio	97.0%	98.3%	99.7%	97.1%	108.6%	106.8%	93.3%	98.4%	92.5%	98.1%	101.7%

Net premiums written
Property, energy, marine and aviation	$42,811	$118,536	$86,385	$106,029	$56,263	$91,461	$89,674	$97,237	$54,789	$353,761	$334,635
Programs	60,685	66,964	72,279	74,807	64,619	78,045	73,202	54,583	50,524	274,735	270,449
Professional liability	60,109	66,002	57,773	52,008	58,449	70,778	63,583	54,081	65,832	235,892	246,891
Executive assurance	58,561	58,529	52,919	50,079	54,028	53,665	43,740	42,169	46,511	220,088	193,602
Construction	24,503	36,823	56,190	36,571	31,989	43,916	50,105	39,480	41,133	154,087	165,490
Casualty	23,037	26,753	27,217	26,539	27,936	28,456	31,161	28,543	35,975	103,546	116,096
National accounts casualty	16,553	30,726	7,582	24,227	8,856	16,609	9,416	13,055	7,967	79,088	47,936
Travel and accident	15,528	15,998	19,557	17,534	12,436	16,949	15,948	16,653	15,715	68,617	61,986
Surety	10,716	12,025	9,254	11,358	12,704	16,599	10,206	10,867	11,114	43,353	50,376
Healthcare	10,610	10,854	9,667	11,219	11,161	11,411	11,027	10,997	13,892	42,350	44,596
Other (2)	46,591	30,466	20,495	31,215	28,782	38,226	23,439	35,099	33,905	128,767	125,546
Total	$369,704	$473,676	$419,318	$441,586	$367,223	$466,115	$421,501	$402,764	$377,357	$1,704,284	$1,657,603

Net premiums earned
Property, energy, marine and aviation	$91,549	$94,471	$78,570	$73,840	$76,586	$88,903	$83,830	$84,458	$79,574	$338,430	$333,777
Programs	67,672	69,436	71,809	66,669	66,462	71,576	62,085	56,987	58,249	275,586	257,110
Professional liability	59,678	57,540	56,549	58,234	58,195	62,987	66,200	68,810	67,281	232,001	256,192
Executive assurance	56,764	56,094	52,288	47,816	45,192	47,237	44,496	44,408	44,887	212,962	181,333
Construction	36,800	42,495	43,364	40,420	38,603	45,601	39,225	42,717	44,975	163,079	166,146
Casualty	27,198	30,004	31,246	32,698	35,251	37,351	38,292	42,306	47,458	121,146	153,200
National accounts casualty	19,606	19,969	13,079	14,439	10,924	13,503	9,752	7,923	7,995	67,093	42,102
Travel and accident	16,580	18,193	18,198	13,156	13,414	17,671	15,994	15,485	16,561	66,127	62,564
Surety	11,448	12,239	12,141	13,391	12,109	13,891	12,057	13,499	14,874	49,219	51,556
Healthcare	9,886	12,303	10,830	10,928	10,880	12,292	13,137	13,445	15,256	43,947	49,754
Other (2)	29,468	30,575	29,380	29,506	30,739	30,037	31,517	29,062	29,242	118,929	121,355
Total	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$1,688,519	$1,675,089

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property excluding property catastrophe (1)	$49,413	33.1%	$90,909	36.6%	$349,915	33.0%	$328,684	28.6%
Casualty (2)	68,693	46.0%	71,740	28.9%	325,699	30.8%	347,198	30.2%
Property catastrophe	3,022	2.0%	27,534	11.1%	237,445	22.4%	231,146	20.1%
Marine and aviation	17,576	11.8%	31,867	12.8%	77,677	7.3%	90,733	7.9%
Other specialty	10,578	7.1%	26,066	10.5%	65,189	6.2%	146,452	12.8%
Other	101	0.0%	235	0.1%	2,903	0.3%	3,910	0.4%
Total	$149,383	100.0%	$248,351	100.0%	$1,058,828	100.0%	$1,148,123	100.0%

Net premiums earned
Property excluding property catastrophe (1)	$94,716	33.6%	$78,778	26.2%	$373,088	32.3%	$278,234	23.8%
Casualty (2)	86,193	30.6%	95,990	32.0%	344,938	29.9%	415,983	35.5%
Property catastrophe	56,937	20.2%	60,975	20.3%	236,073	20.5%	219,767	18.8%
Marine and aviation	18,882	6.7%	26,877	9.0%	90,441	7.8%	103,649	8.9%
Other specialty	24,085	8.5%	36,255	12.1%	106,698	9.2%	147,185	12.6%
Other	1,076	0.4%	1,284	0.4%	2,988	0.3%	5,547	0.4%
Total	$281,889	100.0%	$300,159	100.0%	$1,154,226	100.0%	$1,170,365	100.0%

Net premiums written
Pro rata	$116,919	78.3%	$203,188	81.8%	$586,212	55.4%	$735,655	64.1%
Excess of loss	32,464	21.7%	45,163	18.2%	472,616	44.6%	412,468	35.9%
Total	$149,383	100.0%	$248,351	100.0%	$1,058,828	100.0%	$1,148,123	100.0%

Net premiums earned
Pro rata	$163,716	58.1%	$188,326	62.7%	$704,470	61.0%	$763,128	65.2%
Excess of loss	118,173	41.9%	111,833	37.3%	449,756	39.0%	407,237	34.8%
Total	$281,889	100.0%	$300,159	100.0%	$1,154,226	100.0%	$1,170,365	100.0%

Net premiums written by client location
United States	$70,895	47.5%	$135,961	54.7%	$668,985	63.2%	$631,896	55.0%
Europe	41,637	27.9%	75,939	30.6%	213,211	20.1%	331,072	28.8%
Bermuda	26,771	17.9%	28,017	11.3%	127,212	12.0%	137,215	12.0%
Other	10,080	6.7%	8,434	3.4%	49,420	4.7%	47,940	4.2%
Total	$149,383	100.0%	$248,351	100.0%	$1,058,828	100.0%	$1,148,123	100.0%

Net premiums written by underwriting location
Bermuda	$75,394	50.5%	$150,273	60.5%	$596,334	56.3%	$662,896	57.7%
United States	65,297	43.7%	86,025	34.6%	396,947	37.5%	419,805	36.6%
Other	8,692	5.8%	12,053	4.9%	65,547	6.2%	65,422	5.7%
Total	$149,383	100.0%	$248,351	100.0%	$1,058,828	100.0%	$1,148,123	100.0%

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

Gross premiums written	$159,229	$266,193	$278,389	$390,129	$266,165	$228,593	$273,318	$433,827	$245,371	$1,093,940	$1,201,903
Net premiums written	149,383	253,632	274,536	381,277	248,351	226,577	264,617	408,578	200,309	1,058,828	1,148,123

Net premiums earned	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$1,154,226	$1,170,365
Fee income	11	12	22	55	645	72	358	186	540	100	1,261
Losses and loss adjustment expenses	(131,614)	(141,610)	(111,508)	(130,527)	(183,680)	(211,430)	(141,992)	(117,114)	(123,858)	(515,259)	(654,216)
Acquisition expenses, net	(59,623)	(61,775)	(65,066)	(68,835)	(68,733)	(70,661)	(63,826)	(62,750)	(57,106)	(255,299)	(265,970)
Other operating expenses	(24,161)	(21,271)	(16,943)	(18,192)	(21,761)	(18,331)	(20,091)	(18,238)	(25,126)	(80,567)	(78,421)
Underwriting income (loss)	$66,502	$66,422	$88,309	$81,968	$26,630	$(8,368)	$63,539	$91,218	$80,314	$303,201	$173,019

Underwriting Ratios
Loss ratio	46.7%	48.7%	39.6%	43.6%	61.2%	72.4%	49.1%	40.5%	43.3%	44.6%	55.9%
Acquisition expense ratio	21.2%	21.2%	23.1%	23.0%	22.9%	24.2%	22.1%	21.7%	20.0%	22.1%	22.7%
Other operating expense ratio	8.6%	7.3%	6.0%	6.1%	7.2%	6.3%	6.9%	6.3%	8.8%	7.0%	6.7%
Combined ratio	76.5%	77.2%	68.7%	72.7%	91.3%	102.9%	78.1%	68.5%	72.1%	73.7%	85.3%

Net premiums written
Property excluding property catastrophe (1)	$49,413	$90,845	$90,569	$119,088	$90,909	$56,105	$85,748	$95,922	$40,729	$349,915	$328,684
Casualty (2)	68,693	85,084	72,490	99,432	71,740	82,497	86,974	105,987	107,909	325,699	347,198
Property catastrophe	3,022	50,539	91,981	91,903	27,534	44,591	52,797	106,224	8,762	237,445	231,146
Marine and aviation	17,576	16,187	15,391	28,523	31,867	18,727	17,975	22,164	29,156	77,677	90,733
Other specialty	10,578	10,595	3,304	40,712	26,066	24,013	20,693	75,680	13,664	65,189	146,452
Other	101	382	801	1,619	235	644	430	2,601	89	2,903	3,910
Total	$149,383	$253,632	$274,536	$381,277	$248,351	$226,577	$264,617	$408,578	$200,309	$1,058,828	$1,148,123

Net premiums earned
Property excluding property catastrophe (1)	$94,716	$94,837	$87,304	$96,231	$78,778	$68,670	$67,445	$63,341	$63,676	$373,088	$278,234
Casualty (2)	86,193	88,721	84,078	85,946	95,990	106,146	106,199	107,648	118,160	344,938	415,983
Property catastrophe	56,937	61,772	58,763	58,601	60,975	57,015	51,496	50,281	44,951	236,073	219,767
Marine and aviation	18,882	21,666	25,063	24,830	26,877	22,395	26,946	27,431	25,950	90,441	103,649
Other specialty	24,085	23,251	25,912	33,450	36,255	36,388	36,058	38,484	30,741	106,698	147,185
Other	1,076	819	684	409	1,284	1,368	946	1,949	2,386	2,988	5,547
Total	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$1,154,226	$1,170,365

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2009		2009		2009		2009		2008
Investable assets:
Fixed maturities available for sale, at market value	$9,391,926	82%	$9,265,961	80%	$8,944,110	83%	$8,540,653	83%	$8,122,221	81%
Fixed maturities pledged under securities lending agreements, at market value (1)	208,826	2%	609,334	5%	559,385	5%	503,449	5%	626,501	6%
Total fixed maturities	9,600,752	84%	9,875,295	85%	9,503,495	88%	9,044,102	88%	8,748,722	87%
Short-term investments available for sale, at market value	571,490	5%	706,157	6%	660,859	6%	749,708	7%	479,586	5%
Short-term investments pledged under securities lending agreements, at market value (1)	3,993	0%	—	0%	—	0%	56,242	1%	101,564	1%
Cash	334,571	3%	385,149	4%	336,693	3%	244,037	2%	251,739	3%
TALF investments, at market value (2)	250,265	2%	250,517	2%	—	—	—	—	—	—
Other investments
Fixed income mutual funds	63,146	2%	55,646	1%	49,505	0%	32,912	0%	39,858	0%
Privately held securities and other (Aeolus LP, etc.)	109,027	1%	98,880	1%	65,755	1%	72,076	1%	69,743	1%
Investment funds accounted for using the equity method	391,869	3%	376,381	3%	370,165	4%	293,452	3%	301,027	3%
Securities transactions entered into but not settled at the balance sheet date	50,790	0%	(198,980)	(2)%	(239,736)	(2)%	(241,836)	(2)%	(18,236)	0%
Total investable assets (1)	11,375,903	100%	11,549,045	100%	$10,746,736	100%	$10,250,693	100%	$9,974,003	100%

Fixed income metrics (1):
Average effective duration (in years)	2.87		3.09		3.02		3.02		3.62
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.64%		3.93%		4.06%		4.17%		4.55%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,072,381	74%	$7,124,679	72%	$7,163,333	75%	$7,146,184	79%	$6,756,503	77%
AA	1,281,377	13%	1,232,298	12%	1,013,732	10%	833,192	9%	815,512	9%
A	547,104	6%	786,142	8%	734,015	8%	645,995	7%	750,947	9%
BBB	231,988	2%	274,338	3%	267,107	3%	178,854	2%	195,319	2%
BB	85,952	1%	75,030	1%	65,242	1%	54,094	1%	52,349	1%
B	209,417	2%	231,047	2%	178,196	2%	126,670	1%	126,688	1%
Lower than B	80,871	1%	69,921	1%	29,446	0%	11,825	0%	9,549	0%
Not rated	91,662	1%	81,840	1%	52,424	1%	47,288	1%	41,855	1%
Total fixed maturities, at market value	$9,600,752	100%	$9,875,295	100%	$9,503,495	100%	$9,044,102	100%	$8,748,722	100%

(1)                                 In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)                                 The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan and is carrying the investments and borrowings at market value.

(3)                                 Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at December 31, 2009:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$1,849,427	$77,344	$(11,532)	$65,812	$1,783,615	103.7%
Non-U.S. government-backed corporates	1,007,897	18,912	(1,428)	17,484	990,413	101.8%
FDIC guaranteed corporates	276,764	3,190	(23)	3,167	273,597	101.2%
U.S. government and government agencies	1,553,672	8,716	(12,999)	(4,283)	1,557,955	99.7%
Agency mortgage-backed securities	1,080,403	8,344	(3,871)	4,473	1,075,930	100.4%
Non-agency mortgage-backed securities	368,979	4,814	(41,665)	(36,851)	405,830	90.9%
Agency commercial mortgage-backed securities	472,316	17,432	(8,011)	9,421	462,895	102.0%
Non-agency commercial mortgage-backed securities	713,483	17,729	(3,713)	14,016	699,467	102.0%
Municipal bonds	957,752	44,043	(2,284)	41,759	915,993	104.6%
Non-U.S. government securities	752,215	41,858	(7,712)	34,146	718,069	104.8%
Asset-backed securities	567,844	21,713	(8,220)	13,493	554,351	102.4%
Total	$9,600,752	$264,095	$(101,458)	$162,637	$9,438,115	101.7%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by major sector and by credit quality distribution at December 31, 2009, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$944,053	51.0%	8.3%
Industrials	544,931	29.5%	4.8%
Foreign agencies	69,629	3.8%	0.6%
Utilities	68,854	3.7%	0.6%
All other (1)	221,960	12.0%	2.0%
Total	$1,849,427	100.0%	16.3%

AAA	$352,307	19.0%	3.1%
AA	518,484	28.0%	4.6%
A	433,531	23.4%	3.8%
BBB	218,067	11.8%	1.9%
BB	64,202	3.5%	0.6%
B	166,546	9.0%	1.5%
Lower than B	13,980	0.8%	0.1%
Not rated	82,310	4.5%	0.7%
Total	$1,849,427	100.0%	16.3%

(1) Includes sovereign securities, supernational securities and other.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2009, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable
Issuer	Market Value	Class	Assets

JPMorgan Chase & Co.	$79,681	4.3%	0.7%
Banco Santander SA	63,702	3.4%	0.6%
General Electric Co.	60,635	3.3%	0.5%
Barclays PLC	54,014	2.9%	0.5%
Bank of America Corp.	51,402	2.8%	0.5%
The Goldman Sachs Group Inc.	50,471	2.7%	0.4%
Sovrisc BV	46,987	2.5%	0.4%
Citigroup Inc.	46,924	2.5%	0.4%
Total SA	44,818	2.4%	0.4%
Wells Fargo & Company	42,296	2.3%	0.4%
Total	$540,930	29.2%	4.8%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) at December 31, 2009, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$4,377	AAA	$4,190	95.7%	0.0%
	2004	23,000	A-	19,933	86.7%	0.2%
	2005	79,306	A	63,837	80.5%	0.6%
	2006	56,941	B+	47,676	83.7%	0.4%
	2007	70,703	B	60,544	85.6%	0.5%
	2008	12,402	CCC	10,024	80.8%	0.1%
	2009(6)	159,101	AAA	162,775	102.3%	1.4%
Total non-agency MBS		$405,830	A-	$368,979	90.9%	3.2%

Non-agency CMBS:	1998	$3,713	AAA	$3,749	101.0%	0.0%
	1999	251	AAA	251	100.0%	0.0%
	2000	81,217	AAA	83,085	102.3%	0.7%
	2001	244,598	AAA	249,103	101.8%	2.2%
	2002	65,330	AAA	67,669	103.6%	0.6%
	2003	73,609	AAA	75,817	103.0%	0.7%
	2004	29,770	AAA	29,304	98.4%	0.3%
	2005	86,416	AAA	84,758	98.1%	0.7%
	2006	64,528	AAA	67,414	104.5%	0.6%
	2007	50,035	AAA	52,333	104.6%	0.5%
Total non-agency CMBS		$699,467	AAA	$713,483	102.0%	6.3%

	Non-Agency MBS		Non-Agency
Additional Statistics	2009 (6)	All Other	CMBS (1)

Wtd. average loan age (months)	37	48	91
Wtd. average life (months) (2)	24	61	19
Wtd. average loan-to-value % (3)	72.7%	69.7%	64.5%
Total delinquencies (4)	22.5%	19.1%	4.6%
Current credit support % (5)	40.4%	13.2%	27.2%

(1)          Loans defeased with government/agency obligations represented approximately 28% of the collateral underlying the Company’s CMBS holdings.

(2)          The weighted average life for MBS is based on the interest rates in effect at December 31, 2009.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)          The range of loan-to-values on MBS is 38.4% to 87.4%, while the range of loan-to-values on CMBS is 55.4% to 77.5%.

(4)          Total delinquencies includes 60 days and over.

(5)          Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)          Represents Re-REMICs issued in 2009 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (“ABS”) at December 31, 2009:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Autos (1)	$241,889	AAA	$247,324	102.2%	2.2%
Credit cards (2)	153,087	AAA	162,998	106.5%	1.4%
Rate reduction bonds (3)	83,108	AAA	86,290	103.8%	0.8%
Equipment (4)	25,923	AAA	26,596	102.6%	0.2%
Student loans (5)	20,500	AAA	21,424	104.5%	0.2%
Other	7,897	AA+	7,181	90.9%	0.1%
	532,404	AAA	551,813	103.6%	4.9%

Home equity (6)	$8,559	AAA	$7,161	83.7%	0.1%
	2,346	BB	1,238	52.8%	0.0%
	7,590	B	6,093	80.3%	0.1%
	1,963	CCC	1,083	55.2%	0.0%
	748	CC	311	41.6%	0.0%
	109	C	81	74.3%	0.0%
	632	D	64	10.1%	0.0%
	21,947	BBB	16,031	73.0%	0.1%

Total ABS	$554,351	AAA	$567,844	102.4%	5.0%

The effective duration of the total ABS was 1.2 years at December 31, 2009.

(1)          The weighted average credit support % on autos is 28.2%.

(2)          The weighted average credit support % on credit cards is 21.0%.

(3)          The weighted average credit support % on rate reduction bonds is 17.6%.

(4)          The weighted average credit support % on equipment is 9.9%.

(5)          The weighted average credit support % on student loans is 6.8%.

(6)          The weighted average credit support % on home equity is 24.0%.

The Company’s investment portfolio included $52.1 million par in sub-prime securities at December 31, 2009, with an estimated market value of $18.5 million and an average credit quality of “Baa3/BBB+.” Such amounts were primarily in the home equity sector with the balance in other ABS, and MBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $18.9 million estimated market value of sub-prime securities with an average credit quality of “B2/BB.”

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at December 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$277,109	62.5%	2.4%
Corporate bonds, at market value	124,535	28.1%	1.1%
Other investments, at market value	41,469	9.4%	0.4%
Total	$443,113	100.0%	3.9%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at December 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$297,956	67.2%	2.6%
Euro-denominated	145,157	32.8%	1.3%
Total	$443,113	100.0%	3.9%

The following table summarizes the Company’s bank loan funds by major sector at December 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Healthcare, education and childcare	$50,447	11.4%	0.4%
Diversified / conglomerate service	49,271	11.1%	0.4%
Broadcasting and entertainment	43,244	9.8%	0.4%
Printing and publishing	39,156	8.8%	0.3%
Chemicals, plastics and rubber	29,778	6.7%	0.3%
Utilities	26,641	6.0%	0.2%
All other	204,576	46.2%	1.8%
Total	$443,113	100.0%	3.8%

Additional Statistics:

Weighted average rating factor (Moody’s)	B1
Weighted average carrying value as % of par value	83.7%
Estimated % of “CCC” and lower rated holdings	7.1%

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008 (1)	2008	2008	2008	2007	2009	2008

After-tax operating income available to common shareholders	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$651,805	$537,386
Net realized gains (losses), net of tax	88,592	69,190	(11,243)	(9,111)	(30,836)	(21,904)	(2,174)	45,782	37,413	137,428	(9,132)
Net impairment losses recognized in earnings, net of tax	(4,493)	(4,643)	(20,786)	(36,134)	(75,169)	(82,514)	(10,694)	(12,646)	(19,202)	(66,056)	(181,023)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	167,819	(178,608)
Net foreign exchange gains (losses), net of tax	8,775	(19,591)	(54,773)	25,694	51,246	68,445	192	(23,384)	(4,416)	(39,895)	96,499
Net income (loss) available to common shareholders	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$851,101	$265,122

Diluted per common share results:
After-tax operating income available to common shareholders	$2.66	$2.56	$2.60	$2.70	$1.43	$1.02	$2.82	$2.97	$3.12	$10.53	$8.29
Net realized gains (losses), net of tax	1.48	1.11	(0.18)	(0.14)	(0.51)	(0.35)	(0.03)	0.67	0.53	2.22	(0.14)
Net impairment losses recognized in earnings, net of tax	(0.08)	(0.08)	(0.33)	(0.58)	(1.25)	(1.31)	(0.17)	(0.19)	(0.27)	(1.07)	(2.79)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.54	1.11	1.21	(0.15)	(2.90)	(0.03)	0.30	(0.33)	(0.01)	2.71	(2.76)
Net foreign exchange gains (losses), net of tax	0.15	(0.31)	(0.87)	0.41	0.85	1.09	0.00	(0.34)	(0.06)	(0.65)	1.49
Net income (loss) available to common shareholders	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$13.74	$4.09
Weighted average common shares and common share equivalents outstanding — diluted	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	61,927,132	64,789,052

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Year Ended			Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008	2007	2009

Effect of share repurchases:
Aggregate purchase price of shares repurchased	$358,655		$98,194		$0	$1,552		$0	$123,377		$199,910		$189,843		$136,361		$458,401	$513,130	$537,066	$1,508,597
Shares repurchased	5,148,271		1,533,247		—	33,305		—	1,865,482		2,871,859		2,749,909		1,956,596		6,714,823	7,487,250	7,769,039	21,971,112
Average price per share repurchased	$69.67		$64.04			$46.60			$66.14		$69.61		$69.04		$69.69		$68.27	$68.53	$69.13	$68.66

Average book value per common share (1)	$71.25		$65.12		$57.68	$52.98		$52.20	$55.27		$57.20		$56.02		$53.23

Average repurchase price-to-book multiple	0.98	x	0.98	x		0.88	x		1.20	x	1.22	x	1.23	x	1.31	x

Remaining share repurchase authorization	$991,403

(1)          Equals average of beginning and ending book value per common share for each period presented.

(2)          In November 2009, the board of directors of ACGL authorized the Company to invest up to an additional $1.0 billion in ACGL’s common shares. Repurchases under the new authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2011.  The Company’s previous authorization provided for the investment of up to $1.5 billion in ACGL’s common shares.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007	2009	2008

After-tax operating income available to common shareholders	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$651,805	$537,386
Annualized after-tax operating income available to common shareholders (a)	$637,724	$641,328	$652,164	$676,004	$343,736	$256,376	$741,500	$807,932	$886,080	$651,805	$537,386

Beginning common shareholders’ equity	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,107,965	$3,710,811
Ending common shareholders’ equity	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	3,998,349	3,107,965

Average common shareholders’ equity (b)	$4,067,086	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,553,157	$3,409,388

Annualized operating return on average common equity (a)/(b)	15.7%	16.4%	18.6%	21.1%	10.9%	7.6%	20.5%	21.9%	24.4%	18.3%	15.8%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2009	2009	2009	2009	2008	2008	2008	2008	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	—	—
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811
Total shareholders’ equity	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811

Total capital	$4,723,349	$4,860,822	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811

TALF non-recourse borrowings, at market value, due between 2012 to 2014 (various) (3)	217,565	219,843	—	—	—	—	—	—	—

Total capital and TALF non-recourse borrowings	$4,940,914	$5,080,665	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811

Common shares outstanding (4) (b)	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466

Book value per common share (a)/(b)	$73.01	$69.48	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12

Leverage ratios:
Senior notes/total capital	6.4%	6.2%	6.8%	7.4%	7.8%	7.7%	7.0%	7.0%	6.9%
Revolving credit agreement borrowings/total capital	2.1%	2.1%	2.3%	2.5%	2.6%	2.6%	2.3%	0.0%	0.0%
Debt/total capital	8.5%	8.2%	9.0%	9.9%	10.4%	10.2%	9.3%	7.0%	6.9%
Preferred/total capital	6.9%	6.7%	7.3%	8.1%	8.5%	8.3%	7.6%	7.6%	7.5%
Debt and preferred/total capital	15.3%	14.9%	16.4%	18.0%	18.9%	18.5%	16.9%	14.5%	14.4%

(1)          8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2)          5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3)          The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-

recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 12.5% and the ratio of debt and preferred to total capital would have been 19.1% at December 31, 2009.

(4)          Excludes the effects of stock options and restricted stock units outstanding.